UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                        III-A: 0-18302          III-A: 73-1352993
   Oklahoma             III-B: 0-18636          III-B: 73-1358666
----------------       ----------------        -------------------
(State or other          (Commission            (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On December 28, 2007, the Geodyne Energy Income Limited Partnership III-A (the "III-A Partnership") and Geodyne Energy Income Limited Partnership III-B (the "III-B Partnership") (collectively, the "Partnerships") sold their interests in 22 producing properties located in Jefferson Davis Parish, Louisiana to Texas Petroleum Investment Company ("Jennings Townsite Field Sale") for net proceeds as described below:


                        Reserves
                        Sold as          Reserve
                       of 12/31/06         Value
                     Oil        Gas        Sold           Net
           P/ship   (Bbls)     (Mcf)     12/31/06       Proceeds
           ------   ------    -------   ----------     ----------

           III-A    70,178     54,702   $2,845,204     $4,556,000
           III-B    46,288     36,082    1,876,712      3,005,000

      The proceeds from the Jennings Townsite Field Sale will be included in the February 15, 2008 cash distributions paid by the Partnerships.

      This sale was in conjunction with the Partnerships' termination and liquidation on November 22, 2007 for the III-A Partnership and scheduled termination on December 31, 2007 for the III-B Partnership. All of the Partnerships' properties will be sold as part of the liquidation process.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) of the Partnerships mailed a notice to the limited partners announcing that the Partnerships will terminate at the end of their current term (November 22, 2007 for the III-A Partnership and December 31, 2007 for the III-B Partnership). Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation",  which  is  an  estimate  of  the  net  fair  value  of  all
      Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of September 30, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the III-A and III-B Partnerships' net assets of $10,179,618 and $4,522,885, respectively, at September 30, 2007.

      Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the Jennings Townsite Field Sale as described in Item 2 on the Unaudited Statements of Net Assets of Partnership in Liquidation, Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

(1)   III-A Partnership

          (a)  Jennings Townsite Field Sale

          The III-A Partnership's net fair value of its oil and gas properties sold in the Jennings Townsite Field Sale was $2,631,458 as of September 30, 2007.

          For the nine months ended September 30, 2007, the III-A Partnership's total revenues and operating expenses would have been reduced by $1,484,232 and $295,230, respectively.

          For the year ended December 31, 2006, the III-A Partnership's Net Income from Continuing Operations would have decreased by $1,277,214, representing a reduction in oil and gas sales of $1,816,968, a reduction in operating expenses of $496,555, a reduction in depreciation, depletion, and amortization ("DD&A") of oil and gas properties of $39,042, and a reduction in accretion of the asset retirement obligation of $4,157.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties in the Jennings Townsite Field Sale and the July, September, October, November, and December 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-A Partnership's total revenues and operating expenses would have been reduced by $2,896,583 and $593,754, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-A Partnership's Net Income from Continuing Operations would have decreased by $2,908,218, representing a reduction in oil and gas sales of $4,016,088, a reduction in operating expenses of $952,688, a reduction in DD&A of oil and gas properties of $142,690, and a reduction in accretion of the asset retirement obligation of $12,492.

     (2)  III-B Partnership

          (a)  Jennings Townsite Field Sale

          The III-B Partnership's net fair value of its oil and gas properties sold in the Jennings Townsite Field Sale was $1,735,701 as of September 30, 2007.

          For the nine months ended September 30, 2007, the III-B Partnership's total revenues and operating expenses would have been reduced by $980,082 and $195,315, respectively.

          For the year ended December 31, 2006, the III-B Partnership's Net Income from Continuing Operations would have decreased by $843,009, representing a reduction in oil and gas sales of $1,198,499, a reduction in operating expenses of $327,259, a reduction in DD&A of oil and gas properties of $25,488, and a reduction in accretion of the asset retirement obligation of $2,743.

          (b)  Cumulative Effect

          The paragraphs below give effect to the sale of producing properties in the Jennings Townsite Field Sale and the July, September, October, November, and December 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the nine months ended September 30, 2007, the III-B Partnership's total revenues and operating expenses would have been reduced by $1,594,249 and $372,067, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the nine months ended September 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the III-B Partnership's Net Income from Continuing Operations would have decreased by $1,534,361, representing a reduction in oil and gas sales of $2,182,713, a reduction in operating expenses of $582,397, a reduction in DD&A of oil and gas properties of $57,794, and a reduction in accretion of the asset retirement obligation of $8,161.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                       //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: December 28, 2007